FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated October 16, 2020 to the Prospectus and Statement of Additional Information (“SAI”) dated December 18, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

First Western Financial, Inc., the parent company of First Western Capital Management Company (the “Adviser”), has entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”) to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business to Lido and Oakhurst. Subject to the approval of the Board of Trustees of First Western Funds Trust (the “Trust”), it is expected that Oakhurst Capital Management, LLC (“OCM”), a registered investment adviser jointly owned by Oakhurst and F/m Acceleration, will become the investment adviser to each of the First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (the “Funds”), each a series of the Trust, on or about October 30, 2020 (the “Effective Date”), pursuant to an interim advisory agreement between the Trust and OCM.

Beginning on the Effective Date, OCM will provide advisory services to the Funds. The persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, will become employees of OCM and will continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. The advisory fees payable to OCM will be identical to those currently payable to First Western Capital Management Company. In addition, OCM has agreed to maintain the expense limits currently in place for the Funds for the first two years following the Effective Date. It is anticipated that on the Effective Date, Debbie Silversmith, a current Trustee of the Trust, will resign from the Trust’s Board of Trustees.

As of November 16, 2020, the name of the Trust and the Funds will be changed as follows:

Current Name	New Name
First Western Funds Trust	F/m Funds Trust
First Western Fixed Income Fund	Oakhurst Fixed Income Fund
First Western Short Duration Bond Fund	Oakhurst Short Duration Bond Fund
First Western Short Duration High Yield Credit Fund	Oakhurst Short Duration High Yield Credit Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE